EXHIBIT 10.3

WAIVER, dated as of November 10, 2006 (“Waiver”), executed in connection with the Credit Agreement, dated as of November 23, 2005, and entered into by and among MTM Technologies, Inc., a New York corporation ("MTM"), MTM Technologies (California), Inc., a Delaware corporation ("MTM-CA"), MTM Technologies (TEXAS), Inc., a Delaware corporation ("MTM-TX"), MTM Technologies (US), Inc., a Delaware corporation ("MTM-US"), MTM Technologies (Massachusetts), LLC, a Delaware limited liability company ("MTM-MA") and Info Systems, Inc., a Delaware corporation ("ISI", MTM, MTM-CA, MTM-TX, MTM-US, MTM-MA and ISI being collectively, the "Borrowers" and each a "Borrower"); Columbia Partners, L.L.C. Investment Management, as Investment Manager; and National Electrical Benefit Fund, as Lender. Terms which are capitalized in this Waiver and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

WHEREAS, in a Waiver Letter dated August 10, 2006 (the “August Waiver Letter”) the Investment Manager and the Lender waived compliance by the Borrowers with the financial covenant contained in Section 6.3(a) of the Credit Agreement (the “Consolidated Senior Leverage Ratio”) and the financial covenant contained in Section 6.3(b) of the Credit Agreement (the “Consolidated Fixed Charge Coverage Ratio”) until the end of the four fiscal quarters ending on September 30, 2007;

WHEREAS, the Borrowers have requested that the Investment Manager and the Lender extend the waiver of compliance by the Borrowers with the Consolidated Senior Leverage Ratio and Consolidated Fixed Charge Coverage Ratio until the end of the four fiscal quarters ending on March 31, 2008, and the Investment Manager and the Lender have agreed to the foregoing request on the terms contained in this Waiver;

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section One. Waiver.

(a) The Borrowers have requested that the Investment Manager and the Lender waive compliance by the Borrowers with the provisions of Sections 6.3(a) and 6.3(b) of the Credit Agreement and the Consolidated Senior Leverage Ratio and the Consolidated Fixed Charge Coverage Ratio until the end of the four fiscal quarters ending on March 31, 2008. The Investment Manager and the Lender hereby waive compliance by the Borrowers with the provisions of Sections 6.3(a) and 6.3(b) of the Credit Agreement and the Consolidated Senior Leverage Ratio and the Consolidated Fixed Charge Coverage Ratio until the end of the four fiscal quarters ending on March 31, 2008.

(b) Notwithstanding the foregoing waivers, nothing contained herein shall constitute a waiver by the Investment Manager or the Lender of any other Event of Default, whether or not they have any knowledge thereof, nor shall anything contained herein constitute a waiver of any future Event of Default whatsoever, except to the extent provided for in Section One (a) above.

Section Two. General Provisions.

(a) Except as herein expressly amended, the Credit Agreement, the August Waiver Letter, the Waiver Letter, dated July 14, 2006, between Borrowers, Investment Manager, and Lender (the “July Waiver Letter”), the Waiver Letter, dated June 26, 2006, between Borrower, Investment Manager and Lender (the “June Waiver Letter”), and all other agreements, documents, instruments and certificates executed in connection therewith, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

(b) To induce the Investment Manager and the Lender to enter into this Waiver, the Borrowers, jointly and severally, represent and warrant to the Investment Manager and the Lender that except for the Events of Default set forth in the August Waiver Letter, June Waiver Letter and the July Waiver Letter, no other Event of Default has occurred.

(c) This Waiver embodies the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, commitments, arrangements, negotiations or understandings, whether written or oral, of the parties with respect thereto.

(d) This Waiver shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflicts of law principles thereof.

IN WITNESS WHEREOF, the parties to this Waiver have signed below to indicate their agreement with the foregoing and their intent to be bound thereby.

COLUMBIA PARTNERS, L.L.C. INVESTMENT MANAGEMENT, as Investment Manager

By:	/s/ Jason A. Crist
Name: Jason A. Crist Title: Managing Director

NATIONAL ELECTRICAL BENEFIT FUND, as Lender

By:	/s/ Jason A. Crist
Name: Jason A. Crist Title: Managing Director

MTM TECHNOLOGIES, INC., For itself and as borrowing Agent, and as successor by Merger with each of MTM Technologies (California), Inc., and MTM Technologies (Texas), Inc.

By:	/s/ J.W. Braukman III
Name: J.W. Braukman III Title: Senior Vice President and Chief Financial Officer

MTM TECHNOLOGIES (US), INC.

By:	/s/ J.W. Braukman III
Name: J.W. Braukman III Title: Senior Vice President and Chief Financial Officer

INFO SYSTEMS, INC.

By:	/s/ J.W. Braukman III
Name: J.W. Braukman III Title: Senior Vice President and Chief Financial Officer

MTM TECHNOLOGIES (MASSACHUSETTS), LLC

By:	/s/ J.W. Braukman III
Name: J.W. Braukman III Title: Senior Vice President and Chief Financial Officer